Revenue	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Revenue
6.	Revenue

	Years Ended December 31

(in thousands)	2018		2017

Sales

Gold

Gold credit sales	$431,618	54%	$394,809	47%

Concentrate sales	9,575	1%	29,132	3%

	$441,193	55%	$423,941	50%

Silver

Silver credit sales	$290,152	37%	$365,251	43%

Concentrate sales	53,427	7%	54,023	7%

	$343,579	44%	$419,274	50%

Palladium

Palladium credit sales	$9,240	1%	$-	0%

Total sales revenue	$794,012	100%	$843,215	100%

Gold, Silver and Palladium Credit Sales

Under certain PMPAs, precious metal is acquired from the mine operator in the form of precious metal credits, which is then sold through a network of third party brokers or dealers. Revenue from precious metal credit sales is recognized at the time of the sale of such credits, which is also the date that control of the precious metal is transferred to the customer.

During the year ended December 31, 2018, sales to 3 financial institutions accounted for 29%, 22% and 13% of the Company’s revenue as compared to sales to 3 financial institutions that accounted for 32%, 23% and 11% of the Company’s revenue during the comparable period of the previous year. The Company would not be materially affected should any of these financial institutions cease to buy precious metal credits from the Company as these sales would be redirected to alternate financial institutions.

The Company will occasionally enter into forward contracts in relation to precious metal deliveries that it is highly confident will occur within a given quarter. No forward contracts were outstanding at December 31, 2018 or December 31, 2017. The sales price is fixed at the delivery date based on either the terms of these short-term forward sales contracts or the spot price of precious metal.

Concentrate Sales

Under certain PMPAs, gold and/or silver is acquired from the mine operator in concentrate form, which is then sold under the terms of the concentrate sales contracts to third-party smelters or traders. Where the Company acquires precious metal in concentrate form, final precious metal prices are set on a specified future quotational period (the “Quotational Period”) pursuant to the concentrate sales contracts with third-party smelters, typically one to three months after the shipment date, based on market prices for precious metal. The contracts, in general, provide for a provisional payment based upon provisional assays and quoted gold and silver prices. Final settlement is based upon the average applicable price for the Quotational Period applied to the actual number of precious metal ounces recovered calculated using confirmed smelter weights and settlement assays. Revenues and the associated cost of sales are recorded on a gross basis under these contracts at the time title passes to the buyer, which is also the date that control of the precious metal is transferred to the customer. The Company has concluded that the adjustments relating to the final assay results for the quantity of concentrate sold and the retroactive pricing adjustment for the Quotational Period are not significant and do not constrain the recognition of revenue.

At December 31, 2018, the Company had outstanding provisionally priced sales of $7 million (December 31, 2017 - $4 million) where the quotational period pricing was estimated based on the forward price for gold and silver. These sales consisted of 500 ounces of gold and 0.4 million ounces of silver (December 31, 2017 - 800 ounces of gold and 0.2 million ounces of silver) which had a fair value gain adjustment of approximately $0.5 million (December 31, 2017 - fair value gain adjustment of approximately $0.3 million) associated with the embedded derivative. For each one dollar per ounce increase or decrease in the realized gold price, revenue would increase or decrease by approximately $500 (December 31, 2017 - $800) and for each one cent per ounce increase or decrease in the realized silver price, revenue would increase or decrease by approximately $4,500 (December 31, 2017 - $2,000).